SCHEDULE 14A
                                (Rule 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                           SCHEDULE 14A INFORMATION
          Proxy Statement Pursuant to Section 14(a) of the Securities
               Exchange Act of 1934 (Amendment No.             )

Filed by the Registrant /x/
Filed by a Party other than the Registrant /_/

Check the appropriate box:

/x/  Preliminary Proxy Statement         /_/ Confidential, For Use of the
                                             Commission Only (as permitted by
                                             Rule 14a-6(e)(2))
/_/  Definitive Proxy Statement
/_/  Definitive Additional Materials
/_/  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                                MUTUAL FUND GROUP
_____________________________________________________________________________
             (Name of Registrant as Specified in Its Charter)

_____________________________________________________________________________
   (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/x/  No fee required.
/_/  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1)  Title of each class of securities to which transaction applies:
_____________________________________________________________________________

(2)  Aggregate number of securities to which transaction applies:
_____________________________________________________________________________

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
_____________________________________________________________________________

(4)  Proposed maximum aggregate value of transaction:
_____________________________________________________________________________

(5)  Total fee paid:
_____________________________________________________________________________

/_/  Fee paid previously with preliminary materials:
_____________________________________________________________________________

/_/ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 (a)(2) and identify the filing for which the off-setting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)  Amount previously paid:
_____________________________________________________________________________

(2)  Form, Schedule or Registration Statement no.:
_____________________________________________________________________________

(3)  Filing Party:
_____________________________________________________________________________

(4)  Date Filed:
_____________________________________________________________________________

                               Mutual Fund Group
                          1211 Avenue of the Americas
                                  41st Floor
                           New York, New York 10036


Dear Shareholder:

A special meeting of the Core Equity and Equity Growth Funds (the "Feeder Funds") of Mutual Fund Group will be held to determine important issues affecting your investment, beginning at 12:00 p.m. on Tuesday, February 15, 2000, at 1211 Avenue of the Americas, 41st Floor, New York, New York. You will receive a separate proxy card for each Fund you own. I urge you to return the enclosed proxy card(s) to register your vote.

At the meeting, a number of important proposals will be considered.

The cost and expenses associated with the proposals, including costs of soliciting proxies, will be borne by Chase and not by the Funds (or Shareholders in the Feeder Funds).

The proposals have been carefully reviewed by the Board of Trustees of Mutual Fund Group, which has approved the proposals. Please read the enclosed materials carefully. Your vote is important! Accordingly, please sign, date and mail the proxy card(s) promptly in the enclosed return envelope.

If you have any questions on voting of proxies and/or the meeting agenda, please call us at 1-800-________.

Thank you for your attention to these matters and we look forward to our continued partnership and success.


                                    Fergus M. Reid, III
                                    Chairman, Mutual Fund Group

SPECIAL NOTE: You may receive a telephone call from us to answer any questions you may have or to provide assistance in voting. Remember, your vote is important! Please sign, date and promptly mail your proxy card(s) in the return envelope provided.

                               MUTUAL FUND GROUP
                          1211 Avenue of the Amercias
                                  41st Floor
                           New York, New York 10036

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                         To Be Held February 15, 2000

     A Special Meeting of Shareholders (the "Meeting") of Mutual Fund Group will be held at 1211 Avenue of the Americas, New York, New York at 12:00 p.m., local time on February 15, 2000, for the following purposes:

          1. To approve the election of fourteen Trustees of Mutual Fund Master Investment Trust until their successors are elected and qualified.

          2. To transact such other business as may properly come before the Meeting or any adjournment thereof.

     Shareholders of record of Mutual Fund Group at the close of business on December 6, 1999 will be entitled to notice of and to vote at the Meeting or any adjournment thereof. Each Shareholder is requested to sign, date and return the enclosed proxy card(s) without delay, even if the Shareholder will be in attendance at the Meeting. A postage-paid envelope is enclosed for this purpose. Prompt return of the enclosed proxy by Shareholders may save the necessity and expense of further solicitation to ensure a quorum at the Meeting. Any Shareholder present at the Meeting may vote personally on all matters brought before the Meeting and in that event such Shareholder's proxy will not be used.

                                    By Order of the Board of Trustees

                                              Richard Baxt
                                                     Secretary
December  __, 1999

                               -----------------

                   YOUR VOTE IS IMPORTANT REGARDLESS OF HOW
                   MANY SHARES YOU OWNED ON THE RECORD DATE.

                               -----------------

                               MUTUAL FUND GROUP
                          1211 Avenue of the Americas
                                  41st Floor
                           New York, New York 10036


                               -----------------

                                PROXY STATEMENT

                               -----------------


                                 INTRODUCTION

This Proxy Statement (the "Proxy Statement") is furnished in connection with the solicitation of proxies by the Board of Trustees of Mutual Fund Group for use at a Special Meeting of Shareholders to be held on February 15, 2000, at 12:00 p.m. local time at 1211 Avenue of the Americas, New York, New York and any adjournment thereof, for the purposes set forth in the Notice of Special Meeting of Shareholders. Mutual Fund Group's telephone number is 1-800- ________. This Proxy Statement and the enclosed form of proxy (the "Proxy") were first mailed to Shareholders entitled to vote at the Meeting on or about December __, 1999.

     The Meeting has been called for the principal purpose of electing fourteen Trustees of Mutual Fund Master Investment Trust. See Proposal 1.

     Mutual Fund Group will furnish, without charge, a copy of its most recent Annual Report and its most recent Semi-Annual Report succeeding such Annual Report, to any Shareholder upon request. Requests should be directed to the Secretary of Mutual Fund Group in writing at its address above or by calling 1-800-________.

     Chase and not Mutual Fund Group or its Shareholders will bear the cost of the solicitation of proxies, including the cost of printing, preparing, assembling and mailing the Notice of Meeting, Proxy Statement and form of Proxy. In addition to solicitations by mail, proxies may also be solicited by officers and regular employees of Chase by personal interview, by telephone or by telegraph without additional remuneration therefor. Professional solicitors may also be retained.

SHARES AND VOTING

     The presence in person or by proxy of Shareholders that own a majority of the outstanding shares of the Feeder Funds (the "Shares") will constitute a quorum for purposes of transacting business at the Meeting. Similarly, where a vote is required to be taken with respect to each of one or more Feeder Funds, the presence in person or by proxy of a majority of the Shares of the particular Feeder Fund or Feeder Funds at the Meeting will constitute a quorum with respect to such Feeder Fund. If a quorum is not present at the Meeting, sufficient votes in favor of the proposals set forth in the Notice of Meeting are not received by the time scheduled for the Meeting, or the holders of Shares present, in person or by proxy, determine to adjourn the Meeting for any other reason, the Shareholders present (in person or by proxy) may adjourn the Meeting from time to time, without notice other than announcement at the Meeting. Any such adjournment will require the affirmative vote of Shareholders holding a majority of the Shares present, in person or by proxy, at the Meeting. The persons named in the Proxy will vote in favor of such adjournment those Shares of Mutual Fund Group which they are entitled to vote if such adjournment is necessary to obtain a quorum or if they determine such an adjournment is desirable for any other reason. Business may be conducted once a quorum is present and may continue until adjournment of the Meeting notwithstanding the withdrawal or temporary absence of sufficient Shares to reduce the number present to less than a quorum.

     Each Shareholder is entitled to one vote for each full Share and a fractional vote for each fractional Share outstanding on the books of Mutual Fund Group in the name of such Shareholder or its nominee on the record date. The record date and time for determining those Shareholders entitled to notice of and to vote at the Meeting has been fixed at the close of business on December 6, 1999. At December 6, 1999, the Equity Growth Fund had outstanding ______________ Shares and the Core Equity Fund had outstanding ______________ Shares. At December 6, 1999, no person owned of record and, to the best knowledge of Mutual Fund Group, no person owned beneficially, as much as 5% of the outstanding Shares of any Feeder Fund, and, as a group, the officers and Trustees of Mutual Fund Group beneficially owned less than 1% of the outstanding Shares of each Feeder Fund.

     All Shares represented by each properly signed Proxy received prior to the Meeting will be voted at the Meeting. If a Shareholder specifies how the Proxy is to be voted on any of the business to come before the Meeting, it will be voted in accordance with such specifications. If a Shareholder returns its proxy but no direction is made on the Proxy, the Proxy will be voted FOR each of the proposals described in this Proxy Statement. Shareholders voting to ABSTAIN on a proposal will be treated as present for purposes of achieving a quorum and in determining the votes cast on the proposal, but not as having voted FOR the proposal. A properly signed proxy on which a broker has indicated that it has no authority to vote on a proposal on behalf of the beneficial owner (a "broker non-vote") will be treated as present for purposes of achieving a quorum but will not be counted in determining the votes cast on the proposal.

     A Proxy may be revoked by a Shareholder at any time prior to its use by written notice to Mutual Fund Group, by submission of a later dated Proxy or by voting in person at the Meeting. If any other matters come before the Meeting, Proxies will be voted by the persons named as proxies in accordance with their best judgment.

     The Core Equity Fund and Equity Growth Fund, unlike many other investment companies which directly acquire and manage their own portfolio of securities, seek to achieve their investment objectives by investing all of their investable assets in, respectively, Core Equity Portfolio and Equity Growth Portfolio, which are each series of Mutual Fund Master Investment Trust, an open-end management company managed by Chase, with investment objectives that are identical to those of the respective Fund (collectively, the "Master Portfolios"). In addition, other entities may invest in each Master Portfolio. Whenever Mutual Fund Group is requested to vote on matters pertaining to a Master Portfolio, Mutual Fund Group will hold a meeting of the corresponding Feeder Fund's shareholders and will cast its vote as instructed by Feeder Fund shareholders. Accordingly, at this time, each of the Feeder Funds' shareholders are being asked to cast their votes on each proposal with respect to such Feeder Fund and to its respective Master Portfolio.

     Shareholders of each Feeder Fund will vote in the aggregate with respect to Proposal 1.

                          BACKGROUND OF THE PROPOSALS

     Mutual Fund Group is a business trust organized under Massachusetts law and is registered with the Securities and Exchange Commission as an open-end investment company.

     The Chase Manhattan Bank ("Chase") serves as investment adviser and administrator for each of the Master Portfolios. Vista Fund Distributors, Inc. ("VFD") serves as distributor of the Feeder Funds' shares.

                           1.  ELECTION OF TRUSTEES

     At the Meeting, Shareholders are being asked to elect fourteen Trustees of Mutual Fund Master Investment Trust to hold office until their successors shall be elected and have qualified. All fourteen of the nominees currently serve as trustees of several other open-end investment companies which are advised by Chase. Three of the nominees currently serve as trustees of

Mutual Fund Master Investment Trust and thirteen of the nominees currently serve as trustees of Mutual Fund Group. The election of the nominees would simplify the board structure for the various domestic registered mutual funds advised by Chase by creating a unitary board for all such funds. It is expected that this simplification will result in the Feeder Funds' realizing greater efficiencies.

     It is intended that the proxies will be voted for the authorization to elect the nominees named below, each of whom has consented to be named and have indicated their intent to serve if elected. If any nominee will be unavailable for any reason, the proxy holders named in the form of Proxy are expected to consult with the Board of Trustees of Mutual Fund Group in determining how to vote the shares represented by them.

     Set forth below as to each nominee for election is his or her name, age, principal occupation during the past five years and other directorships held in public companies. No nominee owns any Shares of the Feeder Funds.

                            Principal                     Shares Owned
                            Occupation                    Beneficially
  Name and                  and Other                     and Per Cent of
  Position        Age       Information                   Class
  --------        ---       -----------                   ------------
  William J.        58   Trustee, Mutual Fund Group,             -0-
  Armstrong              Mutual Fund Trust, Mutual Fund
                         Select Group, Mutual Fund
                         Select Trust, Mutual Fund
                         Variable Annuity Trust,
                         Capital Growth Portfolio,
                         Growth and Income Portfolio
                         and International Equity
                         Portfolio (collectively, the
                         "Chase Vista Funds"). Vice
                         President and Treasurer,
                         Ingersoll-Rand Company.
  John R.H. Blum    70   Trustee, the Chase Vista                -0-
                         Funds. Attorney in private
                         practice; formerly, partner in
                         the law firm of Richards,
                         O'Neil & Allegaert; Commission
                         of Agriculture - State of
                         Connecticut, 1992-1995.

  Stuart W.         66   Trustee, the Chase Vista                -0-
  Cragin, Jr.            Funds. Retired; formerly
                         President, Fairfield Testing
                         Laboratory, Inc. He has
                         previously served in a variety
                         of marketing, manufacturing
                         and general management
                         positions with Union Camp
                         Corp., Trinity Paper &
                         Plastics Corp., and Conover
                         Industries.
  Roland R.         67   Trustee, the Chase Vista                -0-
  Eppley, Jr.            Funds. Retired; formerly
                         President and Chief Executive
                         Officer, Eastern States
                         Bankcard Association Inc.
                         (1971-1988); Director, Janel
                         Hydraulics, Inc.; formerly
                         Director of The Hanover Funds,
                         Inc.
  Joseph J.         68   Trustee, the Chase Vista                -0-
  Harkins                Funds. Retired; Commercial
                         Sector Executive Vice
                         President of The Chase
                         Manhattan Bank, N.A. from 1985
                         through 1989. He has been
                         employed by Chase in numerous
                         capacities and offices since
                         1954. Director of Blessings
                         Corporation, Jefferson
                         Insurance Company of New York,
                         Monticello Insurance Company
                         and National.
  W.D. MacCallan    72   Trustee, the Chase Vista                -0-
                         Funds. Director of The Adams
                         Express Co. and Petroleum &
                         Resources Corp.; formerly
                         Chairman of the Board and
                         Chief Executive Officer of The
                         Adams Express Co. and
                         Petroleum & Resources Corp.;
                         formerly Director of The
                         Hanover Funds, Inc. and The
                         Hanover Investment Funds, Inc.

  W. Perry Neff     72   Trustee, the Chase Vista                -0-
                         Funds. Independent Financial
                         Consultant; Director of North
                         America Life Assurance Co.,
                         Petroleum & Resources Corp.
                         and The Adams Express Co.;
                         formerly Director and Chairman
                         of The Hanover Funds, Inc.;
                         formerly Director, Chairman
                         and President of The Hanover
                         Investment Funds, Inc.
  *Leonard M.       64   Trustee, the Chase Vista                -0-
  Spalding, Jr.          Funds. Chief Executive Officer
                         of Chase Mutual Funds Corp.;
                         formerly President and Chief
                         Executive Officer of Vista
                         Capital Management and
                         formerly Chief Investment
                         Executive of the Chase
                         Manhattan Private Bank.
  Richard E. Ten    65   Trustee and Chairman of the             -0-
  Haken                  Audit Committee, the Chase
                         Vista Funds. Formerly District
                         Superintendent of Schools,
                         Monroe No. 2 and Orleans
                         Counties, New York; Chairman
                         of the Board and President,
                         New York State Teachers'
                         Retirement System.
  Irving L. Thode   68   Trustee, the Chase Vista                -0-
                         Funds. Retired; formerly Vice
                         President of Quotron Systems.
                         He has previously served in a
                         number of executive positions
                         with Control Data Corp.,
                         including President of its
                         Latin American Operations, and
                         General Manager of its Data
                         Services business.

  *H. Richard       63   Trustee and President of the            -0-
  Vartabedian            Chase Vista Funds.  Investment
                         Management Consultant;
                         formerly, Senior Investment
                         Officer, Division Executive of
                         the Investment Management
                         Division of The Chase
                         Manhattan Bank, N.A., 1980
                         through 1991.

* Asterisks indicate those nominees that are "interested persons" (as defined in the 1940 Act).

                 Set forth below are the current members of the Board of Trustees of Mutual Fund Master Investment Trust. At the Meeting, Shareholders are being asked to re-elect Ms. Jones, Mr. McDavid and Mr. Reid to continue to be Trustees of Mutual Fund Master Investment Trust to hold office until their successors shall be elected and have qualified. Messrs. Liddell, Otto and Tyson will not continue to be Trustees of Mutual Fund Master Investment Trust.


                            Principal                     Shares Owned
                            Occupation                    Beneficially
 Name and                   and Other                     and Per Cent
 Position          Age      Information                   of Class
 --------          ---      -----------                   ------------
 Sarah E.           47   President and Chief                See Note 1
 Jones*                  Operating Officer of
                         Chase Mutual Funds
                         Corp.; formerly
                         Managing Director for
                         the Global Asset
                         Management and
                         Private Banking
                         Division of The Chase
                         Manhattan Bank.
                         Trustee, the Chase
                         Vista Funds.
 Frank A.           71   Retired; Of Counsel,               See Note 1
 Liddell,                Liddell, Sapp,
 Jr.                     Zivley, Hill &
                         LaBoon.  Member of
                         AVESTA Trust
                         Supervisory Committee
                         from inception to
                         1997.

 George E.        69     President, Houston                 See Note 1
 McDavid                 Chronicle Publishing
                         Company. Member of
                         AVESTA Trust
                         Supervisory Committee
                         from inception to
                         1997.
 Kenneth L.       69     Retired; formerly,                 See Note 1
 Otto                    Senior Vice
                         President, Tenneco
                         Inc.  Member of
                         AVESTA Trust
                         Supervisory Committee
                         from inception to
                         1997.
 Fergus           67     Chairman and Chief                 See Note 1
 Reid, III               Executive Officer,
                         Lumelite Corporation
                         since September 1985.
                         Chairman and Trustee,
                         the Chase Vista
                         Funds.  Trustee,
                         Morgan Stanley Funds.
 H. Michael       61     Retired; formerly                  See Note 1
 Tyson                   Executive Vice
                         President, Chase Bank
                         of Texas from 19__ to
                         1995.  Member of
                         AVESTA Trust
                         Supervisory Committee
                         from 1988 to 1997.


* Asterisks indicate those Trustees that are "interested persons" (as defined in the 1940 Act).
1. The Trustees and officers of Mutual Fund Master Investment Trust as a group owned less than 1% of each other Feeder Fund's Shares, all of which were acquired for investment purposes.

         The Board of Trustees of Mutual Fund Master Investment Trust has standing audit and nominating committees. Each of these committees is currently composed of Messrs. Liddell, McDavid, Otto, Reid and Tyson. Mutual Fund Master Investment Trust was formed in August 1999. Ms. Jones and Mr. Reid also served as trustees of the Chase Vista Funds, for which Chase served as investment adviser.

         Set forth below is information regarding compensation paid or accrued during the fiscal year ended December 31, 1998 for each member of the Board of Trustees of Mutual Fund Group:
                                                     Total Compensation
                                                       from Mutual Fund
                                                             Group

 William J. Armstrong, Trustee                  $
 John R.H. Blum, Trustee
 Stuart W. Cragin, Jr., Trustee
 Roland R. Eppley, Jr., Trustee
 Joseph J. Harkins, Trustee
 Sarah E. Jones, Trustee
 W.D. MacCallan, Trustee
 W. Perry Neff, Trustee
 Fergus Reid, III, Chairman and Trustee
 Leonard M. Spalding, Jr., Trustee
 Richard E. Ten Haken, Trustee
 Irving L. Thode, Trustee
 H. Richard Vartabedian, Trustee



         Set forth below as to each executive officer of Mutual Fund Group is his or her name, position with Mutual Fund Group, principal occupation during the past five years, other directorships held in public companies and the number of shares of beneficial interest owned by him or her.

                              Principal            Shares Owned
                              Occupation           Beneficially
 Name and                     and Other            and Per Cent
 Position         Age         Information          of Class
 --------         ---         -----------          ------------

 Martin R. Dean,   33         Associate Director,      -0-
 Treasurer and                Accounting
 Assistant                    Services, BISYS
 Secretary                    Fund Services;
                              formerly Senior
                              Manager, KPMG Peat
                              Marwick (1987-
                              1994).

 Richard Baxt,     45         Senior Vice              -0-
 Secretary                    President, Client
                              Services, BISYS
                              Fund Services;
                              formerly General
                              Manager of
                              Investment and
                              Insurance, First
                              Fidelity Bank,
                              President of First
                              Fidelity Brokers
                              and President of
                              Citicorp Investment
                              Services.
 All Trustees,                                         -0-
 nominees and
 officers as a
 group (19
 persons)

TRANSACTIONS WITH AND REMUNERATION OF TRUSTEES AND OFFICERS

         No compensation, direct or otherwise, other than through fees paid to Chase or VFD, will be payable by Mutual Fund Group to any of its officers or Trustees who are affiliated with Chase or VFD (or any of their respective affiliates). Those Trustees who are not affiliated with Chase or VFD (or any of their respective affiliates) will be paid an annual fee plus a fee for each meeting of the Board of Trustees or any committee thereof that such Trustee attends, together with reimbursement for reasonable expenses incurred in attending such meetings.

         VFD, or an affiliate thereof, currently pays the compensation and expenses of Mutual Fund Group's officers. All of Mutual Fund Group's officers are officers of VFD or of an affiliate of VFD and thus may be deemed to share indirectly in the fees paid to VFD.

         Chase and its affiliates have had, and expect in the future to have, banking and other business transactions in the ordinary course of business with corporations of which those Trustees who are not "interested persons" of Chase are directors or officers. Any such transactions are made on substantially the same terms as those prevailing at the time for comparable transactions with other persons, including, where applicable, interest rates, collateral, fees and other charges, and do not involve more than the normal risk of collectability (in the case of loans) or present other unfavorable features.

VOTE REQUIRED

         The authorization to elect each of the Nominees listed above requires the affirmative vote of Shareholders holding a majority of the votes entitled to be cast at the Meeting by all shareholders of Mutual Fund Group.

                         NEXT MEETING OF SHAREHOLDERS

         If a subsequent meeting of Shareholders is scheduled to be held, any Shareholder wishing to submit a written proposal for consideration for inclusion in the proxy statement and form of proxy (i) should send its written proposal or proposals to: Mutual Fund Group, 1211 Avenue of the Americas, 41st Floor New York, New York 10036, which proposal or proposals must be received by Mutual Fund Group in reasonable time prior to the meeting, as determined by the Board of Trustees, and (ii) must satisfy all other legal requirements.

                                 OTHER MATTERS

         At the time of the preparation of this Proxy Statement, management has not been informed of any matters that will be presented for action at the Meeting other than the proposals specifically set forth in the Notice of Meeting. If other matters are properly presented to the Meeting for action, it is intended that the persons named in the Proxy will vote or refrain from voting in accordance with their best judgment on such matters.

By Order of the Supervisory Committee


Richard Baxt

Secretary
December  __, 1999Mutual Fund Group

                                [FORM OF PROXY]

                         [Preliminary Proxy Material]

                               MUTUAL FUND GROUP

                                [Name of Fund]

This proxy is solicited on behalf of the Board of Trustees of Mutual Fund Group for the Special Meeting of Shareholders to be held on February 15, 2000.

The undersigned hereby appoints ________, ________ AND ________, and each of them, attorneys and proxies for the undersigned, with full power of substitution, and revocation to represent the undersigned and to vote on behalf of the undersigned all shares of [Name of Fund] which the undersigned is entitled to vote at the Special Meeting of Shareholders to be held at 1211 Avenue of the Americas New York, New York on February 15, 2000, at 12:00 p.m., and at any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of the Special Meeting of Shareholders and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Special Meeting of Shareholders. A majority of the proxies present and acting at the Special Meeting of Shareholders in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

         NOTE: Please sign exactly as your name appears on this proxy. If joint owners, EITHER may sign this proxy. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title.

         Date ________ __, ____


         -------------------------------


         -------------------------------

         Signature(s), Title(s) (if applicable) PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE

                               MUTUAL FUND GROUP

                                [Name of Fund]


Please indicate your vote by an "X" on the appropriate line below.

This proxy, if properly executed, will be voted in the manner directed by the stockholder.

If no direction is made, this proxy will be voted FOR each Proposal.

Please refer to the Proxy Statement for a discussion of each Proposal.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" THE FOLLOWING PROPOSALS.

Proposal 1:

         1(a) To approve or disapprove electing William J. Armstrong as a Trustee of Mutual Fund Master Investment Trust.

                 For                Against                 Abstain
                    -----                   -----                   -----
         1(b) To approve or disapprove electing John R.H. Blum as a Trustee of Mutual Fund Master Investment Trust.

                 For                Against                 Abstain
                    -----                   -----                   -----

         1(c) To approve or disapprove electing Stuart W. Cragin, Jr. as a Trustee of Mutual Fund Master Investment Trust.

                 For                Against                 Abstain
                    -----                   -----                   -----

         1(d) To approve or disapprove electing Roland R. Eppley, Jr. as a Trustee of Mutual Fund Master Investment Trust.

                 For                Against                 Abstain
                    -----                   -----                   -----

         1(e) To approve or disapprove electing Joseph J. Harkins as a Trustee of Mutual Fund Master Investment Trust.

                 For                Against                 Abstain
                    -----                   -----                   -----

         1(f) To approve or disapprove electing Sarah E. Jones as a Trustee of Mutual Fund Master Investment Trust.

                 For                Against                 Abstain
                    -----                   -----                   -----

         1(g) To approve or disapprove electing W.D. MacCallan as a Trustee of Mutual Fund Master Investment Trust.

                 For                Against                 Abstain
                    -----                   -----                   -----

         1(h) To approve or disapprove electing George McDavid as a Trustee of Mutual Fund Master Investment Trust.

                 For                Against                 Abstain
                    -----                   -----                   -----

         1(i) To approve or disapprove electing W. Perry Neff as a Trustee of Mutual Fund Master Investment Trust.

                 For                Against                 Abstain
                    -----                   -----                   -----
         1(j) To approve or disapprove electing Fergus Reid, III as a Trustee of Mutual Fund Master Investment Trust.

                 For                Against                 Abstain
                    -----                   -----                   -----

         1(k) To approve or disapprove electing Leonard M. Spalding, Jr. as a Trustee of Mutual Fund Master Investment Trust.

                 For                Against                 Abstain
                    -----                   -----                   -----

         1(l) To approve or disapprove electing Richard E. Ten Haken as a Trustee of Mutual Fund Master Investment Trust.

                 For                Against                 Abstain
                    -----                   -----                   -----

         1(m) To approve or disapprove electing Irving L. Thode as a Trustee of Mutual Fund Master Investment Trust.

                 For                Against                 Abstain
                    -----                   -----                   -----

         1(n) To approve or disapprove electing H. Richard Vartabedian as a Trustee of Mutual Fund Master Investment Trust.

                 For                Against                 Abstain
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                                      -4-